Exhibit 99.2
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
       ----------------------------                                -------------
                                                 Reporting Period: January 2004
                                                                   ------------

                            MONTHLY OPERATING REPORT

       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                Document      Explanation
Required Documents                                                          Form No.            Attached       Attached
-------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1               Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (Con't)       Yes
     Copies of bank statements                                                                  N/A
     Cash disbursements journals                                                                Yes
Statement of Operations                                                     MOR-2               Yes
Balance Sheet                                                               MOR-3               Yes
Status of Postpetition Taxes                                                MOR-4               Yes
     Copies of IRS Form 6123 or payment receipt                                                 N/A
     Copies of tax returns filed during reporting period                                        N/A
Summary of Unpaid Postpetition Debts                                        MOR-4               Yes
     Listing of aged accounts payable                                                           Yes
Accounts Receivable Reconciliation and Aging                                MOR-5               Yes
Debtor Questionnaire                                                        MOR-5               Yes
-------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                      February 20, 2004
--------------------------------------                 -----------------------
Signature of Debtor                                    Date


/s/ Alan L. Hunte                                      February 20, 2004
--------------------------------------                 -----------------------
Signature of Joint Debtor                              Date


/s/ Alan L. Hunte                                      February 20, 2004
--------------------------------------                 -----------------------
Signature of Authorized Individual*                    Date


Alan L. Hunte                                          February 20, 2004
--------------------------------------                 -----------------------
Printed Name of Authorized Individual*                 Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re: Trenwick America Corporation                 Case No.      03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period January 2004

                                                      Bank Accounts
                                    Operating            Payroll                   Tax             Other
                               ----------------------------------------------------------------------------
  Cash - Beg of Month            1,094,144.45            35,331.89                   NA                  NA
                               ----------------------------------------------------------------------------

       Receipts:
       Cash Sales                          --                   --                   --                  --
     Accounts Rec                          --                   --                   --                  --
    Loans & Advances                       --                   --                   --                  --
     Sale of Assets                        --                   --                   --                  --
        Deposits                   139,371.99                   --                   --                  --
         Other                       2,989.86                                        --                  --
     Fund Transfer                         --                   --                   --                  --
  Transfers (Interco)            2,009,724.03           705,510.88                   --                  --
                               ----------------------------------------------------------------------------

     Total Receipts              2,152,085.88           705,510.88                   --                  --
                               ----------------------------------------------------------------------------

     Disbursements:
      Net Payroll                          --          (410,913.52)                  --                  --
     Payroll Taxes                         --          (294,597.36)                  --                  --
Sales, Use, & Other Tax                    --                   --                   --                  --
  Inventory Purchases                      --                   --                   --                  --
 Secured Rental/Leases            (297,524.09)                  --                   --                  --
       Insurance                           --                   --                   --                  --
     Administrative               (748,378.09)                  --                   --                  --
        Selling                            --                   --                   --                  --
         Other                             --                   --                   --                  --
     Transfers (PR)               (705,510.88)                                       --                  --
   Professional Fees              (530,823.48)                  --                   --                  --
      Court Costs                          --                   --                   --                  --
                               ----------------------------------------------------------------------------

  Total Disbursements            (2,282,236.54)        (705,510.88)                  --                  --
                               ----------------------------------------------------------------------------

     Net Cash Flow                (130,150.66)                  --                   --                  --
                               ----------------------------------------------------------------------------

   Cash: End of Month              963,993.79            35,331.89                   --                  --
                               ============================================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Bank Reconciliations
January 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $    963,993.79

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance       $     35,331.89

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corp.
Disbuusements Log (Excludes Interco.)
January 2004

      Wire Date                                 Amount                               Vendor Name
--------------------                       --------------                      ----------------------
2004-01-02                                      87,454.54                      New York Life Benefit Services Co.
2004-01-14                                     194,964.53                      New York Life Benefit Services Co.
2004-01-21                                      45,577.55                      Young, Conaway, Stargatt & Taylor, LLP
2004-01-20                                       2,436.44                      Flexible Spending
Wt total                                       330,433.06

     Check Number                               Amount                               Vendor Name
--------------------                       --------------                      ----------------------
107976                                              96.25                      Damaris Rosado
107977                                             375.54                      Lock,Eugene R.
107978                                              48.90                      AT&T
107979                                          64,833.92                      Actuarial Risk Solutions
107980                                             985.00                      Advanced Solutions, Inc.
107981                                             970.00                      American Academy of Actuaries
107982                                             459.93                      Aspen Publishers, Inc.
107983                                             444.25                      BMC Solutions, Inc.
107984                                             678.40                      Blondie's Treehouse, Inc
107985                                           2,550.00                      CCBN, INC
107986                                           1,487.50                      CDW Direct, LLC
107987                                             199.50                      COGENT COMMUNICATIONS, INC
107988                                             310.00                      Casualty Actuarial Society
107989                                             391.63                      Ceridian Employer Services
107990                                             900.00                      Cognet Communications, Inc.
107991                                         297,524.09                      Equity Office Properties, L.L.C.
107992                                             106.75                      Executive Charge, Inc.
107993                                             789.97                      Federal Express Corporation
107994                                             400.00                      Federal Reserve Bank of Cleveland
107995                                             344.50                      Fire Systems, Inc
107996                                              74.05                      G. Neil Companies
107997                                             760.60                      Hi-Tek Business Machines, Inc
107998                                           7,137.05                      Imagistics International Inc.
107999                                             453.91                      Ios Capital
108000                                             524.64                      Ios Capital
108001                                           4,786.57                      Kelly Services, Inc.
108002                                              11.20                      MCI
108003                                           1,996.50                      Milliman USA
108004                                           5,277.25                      Network Synergy
108005                                             411.58                      New England Office Supplies, Inc.
108006                                             127.25                      New York Stock Exchange
108007                                           1,696.00                      OFFICETEAM
108008                                              93.81                      P. Rogers & Company
108009                                           1,500.00                      Propark, Inc.
108010                                              54.80                      Skytel
108011                                             617.28                      Snet
108012                                           5,296.00                      Sungard Recovery Services Inc.
108013                                           5,025.00                      Susan Zicarelli
108014                                              43.50                      Verisign, Inc.
108015                                              25.14                      Visible Computer Supply Corporation
108016                                           3,050.19                      West Group

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108017                                             139.30                      John Margres
108018                                           1,254.82                      Robert Crowther
108019                                           1,189.25                      Robert Holland
108021                                           1,950.40                      Business Invirons
108022                                           1,047.28                      CCH Incorporated
108023                                             501.08                      Ceridian Employer Services
108024                                           3,382.57                      Crystal Rock Water Company
108025                                           2,799.35                      Esposito Design Association
108026                                             270.09                      Federal Express Corporation
108027                                             190.80                      Ios Capital
108028                                           3,888.26                      Iron Mountain
108029                                             728.00                      Joyce Van Lines, Inc.
108030                                           5,295.07                      Kelly Services, Inc.
108031                                             611.55                      Lason  System Inc.
108032                                             195.00                      Mail Delivery Service of Stamford, LLC
108033                                           1,628.26                      New England Office Supplies, Inc.
108034                                             915.84                      OFFICETEAM
108035                                              22.05                      PRS Courier Worldwide Inc.
108036                                           8,029.50                      Propark, Inc.
108037                                             103.10                      Richard M. Chiarini
108038                                           1,621.80                      Robert Half
108039                                           2,522.80                      Robert Half
108040                                              60.00                      Secretary of State - Connecticut
108041                                           4,162.50                      Susan Zicarelli
108042                                           2,797.62                      Temco Service Industries, Inc.
108043                                           4,000.00                      United States Postal Services
108044                                              51.00                      Barker,Russell
108045                                           1,073.10                      Daniels,Gary
108046                                              33.99                      Leshaw,Jerome B.
108047                                           1,501.65                      Mary Fortado
108049                                             450.00                      Robert Crowther
108050                                           4,928.97                      Tyler Jr.,Stanlee C.
108051                                             708.80                      AT&T
108052                                             985.00                      Advanced Solutions, Inc.
108053                                           2,400.00                      Advanced Systems Concepts
108054                                             706.52                      Ashby & Geddes
108055                                          22,454.36                      Ashby & Geddes
108056                                             407.54                      CDW Direct, LLC
108057                                           6,122.29                      CPT Group Inc
108058                                          15,819.20                      CYPRESS COMMUNICATIONS
108059                                             319.41                      Ceridian Employer Services
108060                                             237.18                      Club Sandwich of Stamford
108061                                           1,297.04                      Commissioner of Inland Revenue
108062                                             711.57                      Commissioner of Revenue Services
108063                                             331.57                      Connecticut Corporate Caterers,LLC
108064                                              49.36                      Connecticut Telephone
108065                                         246,053.40                      Dewey Ballantine
108066                                         284,770.08                      Dewey Ballantine
108067                                             112.50                      Eastern Benefit Systems, Inc.
108068                                           1,795.00                      Executive Health EXAMS
108069                                             237.01                      Federal Express Corporation
108070                                           1,099.55                      Glowpoint
108071                                             100.97                      Hi-Tek Business Machines, Inc
108072                                           2,332.01                      IBM

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108073                                              10.29                      Ios Capital
108074                                             199.80                      Ios Capital
108075                                              85.79                      Iron Mountain
108076                                           2,222.00                      MBSII.net
108077                                             167.55                      MCI
108078                                           1,559.61                      MCI
108079                                             131.30                      Network Synergy
108080                                             712.33                      New England Office Supplies, Inc.
108081                                           1,133.19                      Nextel
108082                                           1,272.00                      OFFICETEAM
108083                                           6,854.59                      Pitney Bowes
108084                                           1,982.03                      Pitney Bowes
108085                                           4,443.75                      Susan Zicarelli
108086                                          12,444.00                      The Wynnewood Group LLC
108087                                             295.00                      Thompson Publishing Group, Inc.
108088                                           1,250.00                      U.S. Trustee Program Payment Center
108089                                             115.00                      AT&T
108090                                          67,373.94                      Anthem BCBSCT
108091                                          18,908.73                      Ashby & Geddes
108092                                             880.89                      BMW Financial Services
108093                                              64.00                      Bloomberg L.P.
108094                                             948.70                      Business Invirons
108095                                           2,606.14                      CDW Direct, LLC
108096                                               2.98                      Ceridian Employer Services
108097                                             111.64                      Club Sandwich of Stamford
108098                                           7,989.36                      Delta Dental
108099                                             518.91                      Federal Express Corporation
108100                                             618.63                      Imagistics International Inc.
108101                                             134.04                      Ios Capital
108102                                          10,276.99                      Kelly Services, Inc.
108103                                             639.73                      Lason  System Inc.
108104                                              17.15                      Marks Bros. Stationers, Inc.
108105                                              63.13                      Network Synergy
108106                                           1,088.19                      New England Office Supplies, Inc.
108107                                           3,378.75                      Robert Half
108108                                           3,604.00                      Robert Half
108109                                             616.75                      Snet
108110                                              60.00                      Society of Insurance Financial Managemen
108111                                           9,843.75                      Susan Zicarelli
108112                                          10,000.00                      U.S. Trustee Program Payment Center
108113                                           8,417.20                      Unum Life Insurance Company of America
108114                                             209.88                      Wall Street Journal
108115                                           1,641.23                      Hammond,Noreen A.
108118                                             135.58                      Nicole Morris
108119                                           2,010.27                      Stephen Zielinski

cks total                                    1,246,292.60

Total January disbursements                  1,576,725.66
                                             ------------

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
---------------------------------                                ---------------
            Debtor                              Reporting Period: January 2004
                                                                 ---------------

                      Statement of Operations
                         (Income Statement)

==========================================================================================================
                                                                     Month Ended              Cumulative
REVENUES                                                            January 2004            Filing to Date
==========================================================================================================
Gross Revenues                                                    $         25,587         $       239,742
----------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                    --                      --
----------------------------------------------------------------------------------------------------------
Net Revenue                                                       $         25,587         $       239,742
----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                              --                      --
----------------------------------------------------------------------------------------------------------
Beginning Inventory                                                             --                      --
----------------------------------------------------------------------------------------------------------
Add: Purchases                                                                  --                      --
----------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                               --                      --
----------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                            --                      --
----------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                          --                      --
----------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                              --                      --
----------------------------------------------------------------------------------------------------------
Gross Profit                                                                25,587                 239,742
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                              --
----------------------------------------------------------------------------------------------------------
Advertising                                                                     --                      --
----------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                          30                      76
----------------------------------------------------------------------------------------------------------
Bad Debts                                                                       --                      --
----------------------------------------------------------------------------------------------------------
Contributions                                                               (2,500)                 (2,500)
----------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                   4,745                  11,444
----------------------------------------------------------------------------------------------------------
Insider compensation*                                                       85,725                 208,296
----------------------------------------------------------------------------------------------------------
Insurance                                                                      694                   4,544
----------------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                                (329,095)               (167,765)
----------------------------------------------------------------------------------------------------------
Office Expense                                                              (1,605)                 28,352
----------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                               5,888                  16,370
----------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                         47                   1,768
----------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                      70,483                 185,494
----------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                  159,157                 214,919
----------------------------------------------------------------------------------------------------------
Supplies                                                                     8,526                  19,928
----------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                               70,353                  73,850
----------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                               --                      --
----------------------------------------------------------------------------------------------------------
Taxes-Other                                                                    934                   6,934
----------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                       256                   1,067
----------------------------------------------------------------------------------------------------------
Utilities                                                                       99                   1,099
----------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                     11,477               5,691,379
==========================================================================================================
Total Operating Expenses Before Depreciation                                85,215               6,295,256
----------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                          5,578                 246,292
==========================================================================================================
Net Profit(Loss) Before Other Income & Expenses                            (65,207)             (6,301,807)
----------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                       --
----------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                            (945,879)            (46,637,527)
----------------------------------------------------------------------------------------------------------
Interest Expense                                                                --                      --
----------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                 --                      --
==========================================================================================================
Net Profit (Loss) Before Reorganization Items                           (1,011,086)            (52,939,334)
----------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                            --
----------------------------------------------------------------------------------------------------------
Professional Fees                                                               --                      --
----------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                     --                      --
----------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                             --
----------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                   3,663                  28,522
----------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                               --               2,039,145
----------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                             16,055               2,055,200
----------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                              (12,392)             (2,026,678)
----------------------------------------------------------------------------------------------------------
Income Taxes                                                                    --                 (73,536)
----------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                 $     (1,023,478)        $   (54,892,476)
===========================================================================================================

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not included in this amount.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
-------------------------------------                             --------------
              Debtor                            Reporting Period: January 2004
                                                                  --------------

                  STATEMENT OF OPERATIONS - continuation sheet

======================================================================================
                                                Month Ended               Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   January 2004            Filing to Date
======================================================================================
--------------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Recruiting & Relocation                                 --                      1,888
--------------------------------------------------------------------------------------
Audit Fees                                              --                       (128)
--------------------------------------------------------------------------------------
Accounting & Tax Fees                               10,000                    134,154
--------------------------------------------------------------------------------------
Other Fees                                              --                  5,522,659
--------------------------------------------------------------------------------------
Data Processing                                      1,343                     30,799
--------------------------------------------------------------------------------------
Seminars & Continuing Education                         74                      1,886
--------------------------------------------------------------------------------------
Dues & Subscriptions                                    60                        121
--------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                11,477                  5,691,379
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                     (945,879)               (46,637,527)
--------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                (945,879)               (46,637,527)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Bankruptcy Related Fees                             16,055                  2,055,200
--------------------------------------------------------------------------------------

======================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
-------------------------------------                             --------------
              Debtor                            Reporting Period: January 2004
                                                                  --------------

                                  BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF            BOOK VALUE ON
                            ASSETS                                          CURRENT REPORTING MONTH           PETITION DATE
-------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                        5,883,505                    4,532,566
-------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                   --                           --
-------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                               51,499,163                   48,745,299
-------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                --                           --
-------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                     --                           --
-------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                           215,408                      503,054
-------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                       1,000                       10,000
-------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                     340,703                      327,755
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                          $         57,939,779         $         54,118,674
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                  --                           --
-------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                         --                           --
-------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                16,639,787                   20,723,654
-------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                   3,485,693                    3,485,693
-------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                        --                           --
-------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                          (15,183,609)                 (15,433,035)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    $          4,941,871         $          8,776,312
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                         115,340                      266,900
-------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                         206,965,287                  249,660,381
-------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                            $        207,080,627         $        249,927,281
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $        269,962,277         $        312,822,267
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF             BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                CURRENT REPORTING MONTH            PETITION DATE
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                           535,353                           --
-------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                             --                           --
-------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                              801,768                           --
-------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                   --                           --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                --                           --
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                       --                           --
-------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                               --                           --
-------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                        --                           --
-------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                         1,499,349                           --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                $          2,836,471         $                 --
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                    --                           --
-------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                   --                           --
-------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         291,015,915                  289,648,446
-------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                $        291,015,915         $        289,648,446
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      293,852,385                  289,648,446
-------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                  100                          100
-------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                             266,985,085                  266,985,085
-------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                       --                           --
-------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                          --                           --
-------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                      (246,858,372)                (246,858,372)
-------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                      (54,892,476)                          --
-------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                           10,875,555                    3,047,008
-------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                           --                           --
-------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                              $        (23,890,108)        $         23,173,821
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                          $        269,962,277         $        312,822,267
===============================================================================================================================

* Loans to Insiders includes loans to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not considered insiders for purposes of this disclosure

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
-------------------------------------                             --------------
              Debtor                            Reporting Period: January 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------
                                                   BOOK VALUE AT END OF             BOOK VALUE ON
                     ASSETS                       CURRENT REPORTING MONTH           PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------
Accrued Investment Income                                        340,703                     327,755
----------------------------------------------------------------------------------------------------
                                                    $            340,703        $            327,755
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                      1,308,827                   1,198,532
----------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                   205,654,465                 244,859,636
----------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                         1,996                   3,602,213
----------------------------------------------------------------------------------------------------
                                                    $        206,965,287        $        249,660,381
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                    BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH           PETITION DATE
----------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------
Accounts Payable                                                  63,408                   1,333,307
----------------------------------------------------------------------------------------------------
Accrued Expenses                                                 230,591                          --
----------------------------------------------------------------------------------------------------
Interest Payable                                              12,728,025                  12,728,025
----------------------------------------------------------------------------------------------------
Taxes Payable                                                  5,002,200                   2,601,759
----------------------------------------------------------------------------------------------------
Due to Affiliates                                             82,787,757                  82,787,757
----------------------------------------------------------------------------------------------------
Indebtedness                                                 190,203,934                 190,197,598
----------------------------------------------------------------------------------------------------
                                                    $        291,015,915        $        289,648,446
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------
Accrued Expenses                                                 911,655                          --
----------------------------------------------------------------------------------------------------
Due to Affiliates                                                587,694                          --
----------------------------------------------------------------------------------------------------
                                                    $          1,499,349        $                 --
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------
Equity in Subsidiary                                $         10,875,555        $          3,047,008
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

 In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
       ----------------------------                               --------------
                  Debtor                        Reporting period: January 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------------------------------
                                                Beginning       Amount
                                                   Tax        Withheld or                                   Check. No    Ending Tax
                                                Liability       Accrued     Amount Paid     Date Paid        or EFT      Liability
===================================================================================================================================
Federal
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                         --           127,715       127,715       1/14, 1/29        EFT           --
-----------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                       --            52,756        52,756       1/14, 1/29        EFT           --
-----------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                       --            52,756        52,756       1/14, 1/29        EFT           --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                        --             3,789         3,789       1/14, 1/29        EFT           --
-----------------------------------------------------------------------------------------------------------------------------------
Income                                              --                --            --                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                              --                --            --                                       --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                               --           237,016       237,016                                       --
-----------------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                         --            34,739        34,739       1/14, 1/29        EFT           --
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                               --                --            --                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                              --                --            --                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                        --            22,842        22,842       1/14, 1/29        EFT           --
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                                       --                --            --                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property                                   --                --            --                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                              --                --            --                                       --
-----------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                             --            57,581        57,581                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                         --           294,597       294,597                         --            --
-----------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of Days Past Due
                                                   ================================================================================
                                                   Current         0-30          31-60        61-90      Over 90          Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                    --           535,353            --          --          --          535,353
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                       --                                                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                                --
-----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                      --
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                    --
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                            --
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                      --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                            --           535,353            --          --          --          535,353
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Listing of aged accounts payable
Trenwick America Corporation
January 31, 2004

              Vendor               Invoice Date         Services        Invoice Number       Amount                 Activity
              ------               ------------         --------        --------------       ------                 --------
          Ashby & Geddes             1/22/2004     September expenses    ASH120-02000       12,089.70    Bankruptcy related services
         Dewy Ballantine             1/20/2004     September expenses    DEW595-02000       59,505.00    Bankruptcy related services
          Dr. Ben Branch             1/22/2004     September expenses    DRB100-02000       10,026.00    Bankruptcy related services
          Dr. Ben Branch             1/22/2004     September expenses    DRB248-02000        2,484.00    Bankruptcy related services
 Young, Conway, Stargatt & Taylor    1/22/2004     September expenses    YOU110-02000       11,070.50    Bankruptcy related services
          Ashby & Geddes             1/22/2004      October expenses     ASH464-02000        4,646.00    Bankruptcy related services
         Dewey Ballantine            1/20/2004      October expenses     DEW690-02000       69,024.00    Bankruptcy related services
          Dr. Ben Branch             1/22/2004      October expenses     DRB121-02000       12,192.00    Bankruptcy related services
          Dr. Ben Branch             1/22/2004      October expenses     DRB304-02000        3,048.00    Bankruptcy related services
 Young, Conway, Stargatt & Taylor    1/22/2004      October expenses     YOU422-02000       42,247.90    Bankruptcy related services
 Young, Conway, Stargatt & Taylor    1/22/2004      October expenses     YOU926-02000        9,260.60    Bankruptcy related services
          Ashby & Geddes             01/22/04      November expenses     ASH380-02000        3,809.40    Bankruptcy related services
         Dewey Ballantine            01/20/04      November expenses     DEW207-02000      207,408.43    Bankruptcy related services
         Dewey Ballantine            01/20/04      November expenses     DEW500-02000       50,049.90    Bankruptcy related services
          Dr. Ben Branch             01/22/04      November expenses     DRB240-02000        2,400.00    Bankruptcy related services
          Dr. Ben Branch             01/22/04      November expenses     DRB600-02000          600.00    Bankruptcy related services
 Young, conway, Stargatt & Taylor    1/29/2004     November expenses     YOU291-02000       29,196.29    Bankruptcy related services
 Young, conway, Stargatt & Taylor    1/29/2004     November expenses     YOU629-02000        6,295.70    Bankruptcy related services
                                                                                         ------------
                                                                            Current      $ 535,353.42
                                                                                         ------------

                                                                                         ------------
                                                                          Grand Total      535,353.42
                                                                                         ============

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

 Trenwick America Corporation                            Case No. 03-12635 (MFW)
 ----------------------------                                     --------------
          Debtor
                                                Reporting Period: January 2004
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================  ===============
Accounts Receivable Reconciliation                                                     Amount
================================================================================  ===============
Total Accounts Receivable at the beginning of the reporting period                 51,459,048.27
--------------------------------------------------------------------------------  ---------------
+ Amounts billed during the peiod                                                   2,134,625.56
--------------------------------------------------------------------------------  ---------------
- Amounts collected during the peiod                                               (2,094,511.28)
--------------------------------------------------------------------------------  ---------------
Total Accounts Receivable at the end of the reporting period                       51,499,162.55
--------------------------------------------------------------------------------  ---------------

================================================================================  ===============
Accounts Receivable Aging                                                              Amount
================================================================================  ===============
0 - 30 days old                                                                     2,134,625.56
--------------------------------------------------------------------------------  ---------------
31 - 60 days old                                                                      (32,860.53)
--------------------------------------------------------------------------------  ---------------
61 - 90 days old                                                                      122,675.64
--------------------------------------------------------------------------------  ---------------
91 + days old                                                                      60,928,050.88
--------------------------------------------------------------------------------  ---------------
Total Accounts Receivable                                                          63,152,491.55
--------------------------------------------------------------------------------  ---------------
Amount considered uncollectible (Bad Debt)                                        (11,653,329.00)
--------------------------------------------------------------------------------  ---------------
Accounts Receivable (Net)                                                          51,499,162.55
--------------------------------------------------------------------------------  ---------------

                              DEBTOR QUESTIONNAIRE

================================================================================  ===============
Must be completed each month                                                         Yes      No
================================================================================  ===============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                         X
--------------------------------------------------------------------------------  ---------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.              X
--------------------------------------------------------------------------------  ---------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                   X
--------------------------------------------------------------------------------  ---------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                            X
--------------------------------------------------------------------------------  ---------------

                                                                      FORM MOR-5
                                                                          (9/99)